Rule 497(e)
                                                        33 Act File No. 33-39659
                                                        40 Act File No. 811-6292



                            PAINEWEBBER TACTICAL ALLOCATION FUND

                     SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

                                  July 26, 2000

Dear Investor,

      The purpose of this supplement is to revise the fifth full paragraph on page 3 of the Statement of Additional Information dated December 10, 1999 to add disclosure about the fund's ability to invest in securities issued by government agencies or repurchase agreements collateralized by U.S. government securities for its cash investments. The paragraph, as revised, reads as follows:

            For its bond investments, Tactical Allocation Fund seeks to invest in U.S. Treasury notes having five years remaining until maturity at the beginning of the calendar year when the investment is made. However, if those instruments are not available at favorable prices, the fund may invest in U.S. Treasury notes with either remaining maturities as close as possible to five years or overall durations that are as close as possible to the duration of five-year U.S. Treasury notes.

            Similarly, for its cash investments, Tactical Allocation Fund seeks to invest in U.S. Treasury bills with remaining maturities of 30 days. However, if those instruments are not available at favorable prices, the fund may invest in U.S. Treasury bills that have either remaining maturities as close as possible to 30 days or overall durations that are as close as possible to the duration of 30-day U.S. Treasury bills. The fund may hold U.S. Treasury bills that mature prior to the first business day of the following month when Mitchell Hutchins determines the monthly asset allocation of the fund's assets based on Tactical Allocation Model's recommendation. If, in Mitchell Hutchins' judgment, it is not practicable to reinvest the proceeds in U.S. Treasury bills, Mitchell Hutchins may invest the fund's cash assets in securities with remaining maturities of 30 days or less that are issued or guaranteed by U.S. government agencies or instrumentalities and in repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.